Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 3/16/09


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   7.24%
June, 2001   6.75%
May, 2001   7.52%
April, 2001   7.45%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.56%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25